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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 6, 2000
                                                         ---------------
                                  RED HAT, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-26281            06-1364380
          --------                     ---------            ----------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)               File Number)       Identification No.)

          2600 MERIDIAN PARKWAY
         DURHAM, NORTH CAROLINA                              27713
         ----------------------                              -----
          (Address of Principal                            (Zip Code)
           Executive Offices)

        Registrant's telephone number, including area code: 919-547-0012
                                                            ------------





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                                      - 2 -


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

HELL'S KITCHEN SYSTEMS, INC.

     On January 6, 2000, Red Hat, Inc. ("Red Hat") completed its acquisition of all of the capital stock of Hell's Kitchen Systems, Inc., a Pennsylvania corporation ("HKS"), by means of a merger (the "HKS Merger") of HKS Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of Red Hat ("HKS Merger Sub"), with and into HKS, pursuant to the Agreement and Plan of Merger dated as of January 4, 2000 (the "HKS Merger Agreement") by and among Red Hat, HKS Merger Sub, HKS and the majority shareholders of HKS. As a result of the HKS Merger, HKS became a wholly owned subsidiary of Red Hat and will continue to operate as a wholly-owned subsidiary of Red Hat. The HKS Merger was effected by the filing of a Certificate of Merger with the Secretary of State of Pennsylvania on January 6, 2000.

     HKS is a leading developer of Linux- and UNIX-based credit card processing software that reduces the cost and effort involved in delivering payment processing of any type, through any channel, to any number of merchants in support of electronic commerce. HKS embeds payment processing in applications that support single stand-alone merchants or large-scale merchant hosts.

     Pursuant to the terms of the HKS Merger Agreement, upon the effective time of the HKS Merger, each outstanding share of common stock of HKS was converted into the right to receive 0.3316512 shares of Red Hat common stock and the contingent right to receive an additional 0.221103 shares of Red Hat common stock. The former shareholders of HKS did not (and will not) receive any fractional shares of Red Hat common stock, but have received (and will, to the extent they become entitled to any contingent consideration, receive) the aggregate number of shares of Red Hat common stock that they were (and may be) entitled to receive, rounded to the nearest whole share. As a result of the HKS Merger, Red Hat issued an aggregate of 478,004 shares of Red Hat common stock to former HKS shareholders upon the closing of the transaction. In addition, over a three-year period following the closing of the HKS Merger, Red Hat is committed to issue up to an additional 318,666 shares of Red Hat common stock on a pro rata basis (1) to former HKS shareholders who were employed by HKS or Red Hat prior to the closing and remain employed by HKS or Red Hat on a full time basis for a period of three years thereafter and (2) to all former HKS shareholders (whether or not employed by HKS or Red Hat) based upon the achievement by the HKS business of designated performance targets over a period of three years.

     In accordance with the terms of the HKS Merger Agreement and an Escrow Agreement dated January 6, 2000 by and among Red Hat and Lawrence J. Weidman (as Shareholder Representative) (the "HKS Escrow Agreement"), 47,801 of the shares of Red Hat common stock that were issued at closing have been placed in an escrow account for a period of 18 months to secure certain indemnification obligations of the majority shareholders of HKS under the HKS Merger Agreement.

     The shares of Red Hat common stock issued in the HKS Merger were issued in reliance on the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Consequently, all such shares are subject to restrictions on transfer under the applicable provisions of the Securities Act and will carry a legend reflecting such restrictions. Pursuant to the terms of the HKS Merger Agreement and a Registration Rights Agreement dated January 6, 2000 between Red Hat and the former HKS shareholders listed
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                                     - 3 -


therein (the "Registration Rights Agreement"), Red Hat has granted such shareholders certain rights to require Red Hat to register under the Securities Act the shares of Red Hat common stock received by them in connection with the HKS Merger. In addition, each of the former HKS shareholders has executed a lock-up agreement with Red Hat, whereby each such shareholder agreed that he, she or it would not, without the prior written consent of Red Hat, sell transfer or otherwise dispose of any of his, her or its shares of Red Hat common stock during the three year period following the closing of the HKS Merger; provided, however, that these lock-up restrictions will lapse for each such shareholder as to one-twelfth of the shares held by him, her or it on each successive April 1, July 1, October 1 and January 1 over the three-year period following closing of the HKS Merger.

     The purchase price and terms for the transaction were determined in arms-length negotiations. The acquisition of HKS is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Red Hat will account for the transaction under the purchase method of accounting.

     The terms of the HKS Merger are more fully described in the HKS Merger Agreement, the HKS Escrow Agreement and the Registration Rights Agreement. Copies of the HKS Merger Agreement and the Registration Rights Agreement are incorporated herein by reference from Exhibits 2.2 and 10.11, respectively, to Red Hat's Registration Statement on Form S-1 (File No. 333-94775). A copy of the HKS Escrow Agreement is filed as Exhibit 99.3 hereto and is incorporated herein by this reference.

CYGNUS SOLUTIONS

     On January 7, 2000, Red Hat completed its acquisition of all of the capital stock of Cygnus Solutions, a California corporation ("Cygnus"), by means of a merger (the "Cygnus Merger") of Miami Acquisition Corp., a North Carolina corporation and wholly owned subsidiary of Red Hat ("Cygnus Merger Sub"), with and into Cygnus, pursuant to the Agreement and Plan of Reorganization dated as of November 15, 1999 (the "Cygnus Merger Agreement") by and among Red Hat, Cygnus Merger Sub, Cygnus and Michael Tiemann, as Securityholder Agent. As a result of the Cygnus Merger, Cygnus became a wholly owned subsidiary of Red Hat and will continue to operate as a wholly-owned subsidary of Red Hat. The Cygnus Merger was effected by the filing of Articles of Merger with the Secretary of State of North Carolina and by the filing of an Agreement of Merger with the Secretary of State of California on January 7, 2000.

     Cygnus is a leading developer and provider of open source development tools and custom engineering services. Cygnus offers software development platforms based on an open source model. Cygnus's products and services enable customers to bring products to market faster at reduced system development costs.

     Pursuant to the terms of the Cygnus Merger Agreement, upon the effective time of the Cygnus Merger, each outstanding share of common stock of Cygnus was converted into the right to receive 1.5720 shares (the "Applicable Fraction") of Red Hat common stock (subject to payment of cash in lieu of any fractional shares). Each holder of Cygnus common stock who is otherwise entitled to a fraction of a share of Red Hat common stock will receive cash in lieu thereof, equal to such fraction multiplied by $90.575. As a result of the Cygnus Merger, upon the closing of the transaction on January 7, 2000, Red Hat issued an aggregate of 10,867,966 shares of Red Hat common stock (the "Shares") and approximately $3,320 in cash in lieu of fractional shares of Red Hat common stock in exchange for all of the outstanding shares of capital stock of Cygnus. In accordance with the terms of the Cygnus Merger Agreement and an Escrow Agreement dated

                                     - 4 -


November 15, 1999 by and among Red Hat, Cygnus, Cygnus Merger Sub, First Union National Bank (as Escrow Agent) and Michael Tiemann (as Securityholder Agent) (the "Escrow Agreement"), 1,086,797 of the Shares have been placed in an escrow account for a one-year period to secure certain indemnification obligations of Cygnus under the Cygnus Merger Agreement. The Shares were issued in reliance on the exemption from registration provided by Section 3(a)(10) under the Securities Act. Consequently, all Shares acquired by the former shareholders of Cygnus who are not affiliates of Red Hat or of Cygnus are freely tradeable under the Securities Act as of the closing of the Cygnus Merger. In connection with the Cygnus Merger, however, certain affiliates of Cygnus and of Red Hat have agreed not to dispose of their Shares until two days after the public announcement of financial results covering 30 days of combined operations of Red Hat and Cygnus.

     Also, pursuant to the terms of the Cygnus Merger Agreement, upon the effective time of the Cygnus Merger, Red Hat assumed Cygnus's obligations under Cygnus's 1995 Stock Plan, 1997 Stock Plan and 1998 Executive Stock Plan, and all stock options of Cygnus granted pursuant to such plans, whether vested or unvested, outstanding as of the effective time of the Cygnus Merger. The number of shares of Red Hat common stock to be issued upon exercise of any such stock option is determined by multipying the number of shares of Cygnus common stock underlying such option by the Applicable Fraction (rounded down to the nearest whole share). The exerise price to be paid upon any such exercise is determined by dividing the exercise price per share of Cygnus common stock for such option by the Applicable Fraction (rounded up to the nearest whole cent). Red Hat has reserved an additional 2,412,737 shares of Red Hat common stock for issuance upon exercise all such outstanding options.

     The purchase price and terms for the transaction were determined in arms-length negotiations. The acquisition of Cygnus is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Red Hat will account for the transaction under the pooling of interests method of accounting.

     The terms of the Cygnus Merger are more fully described in the Cygnus Merger Agreement and the Escrow Agreement. Copies of the Cygnus Merger Agreement and the Escrow Agreement are incorporated herein by reference from Exhibits 2.1 and 10.13, respectively, to Red Hat's Registration Statement on Form S-1 (File No. 333-94775).

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The following historical financial statements of HKS, together with the report thereon signed by PricewaterhouseCoopers LLP, are included as Exhibit
99.4 to this report and incorporated herein by this reference:

     Balance Sheets at December 31, 1998, March 9, 1999 and September 30, 1999

     Statements of Operations for the year ended December 31, 1998, the period from January 1, 1999 to March 9, 1999 and for the period from March 10, 1999 to September 30, 1999

     Statements of Stockholders Equity (Deficit) for the year ended
          December 31, 1998, the period from January 1, 1999 to March 9, 1999 and for the period from March 10, 1999 to September 30, 1999
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                                     - 5 -


     Statements of Cash Flows for the for the year ended December 31, 1998, the period from January 1, 1999 to March 9, 1999 and for the period from March 10, 1999 to September 30, 1999

     Notes to Consolidated Financial Statements

     The following historical consolidated financial statements of Cygnus as of and for the years ended June 30, 1999 and 1998, together with the report thereon signed by PricewaterhouseCoopers LLP, are included as Exhibit 99.5 to this report and incorporated herein by this reference. The unaudited historical consolidated financial statements of Cygnus as September 30, 1999 and for the nine month periods ended September 30, 1998 and 1999 are also included as an exhibit to this report and incorporated herein by this reference.

     Consolidated Balance Sheets at June 30, 1998 and 1999 and September 30,
          1999 (unaudited)

     Consolidated Statements of Operations for the years ended June 30, 1998 and 1999 and for the three months ended September 30, 1998 and 1999 (unaudited)

     Consolidated Statements of Stockholders Equity (Deficit) for the years ended June 30, 1998 and 1999 and for the three months ended September 30, 1998 and 1999 (unaudited)

     Consolidated Statements of Cash Flows for the years ended June 30, 1998 and
          1999 and for the three months ended September 30, 1998 and 1999 (unaudited)

     Notes to Consolidated Financial Statements

     (B) PRO FORMA FINANCIAL INFORMATION.

     The following pro forma consolidated financial statements are included as
Exhibit 99.6 to this report and are incorporated herein by this reference:

     Supplemental Pooled Pro Forma Consolidated Balance Sheets at November 30,
          1999 (unaudited)

     Supplemental Pooled Pro Forma Consolidated Statements of Operations for the
          year ended February 28, 1999 and the nine months ended November 30,
          1999
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                                     - 6 -


     (C)  EXHIBITS.



         EXHIBIT NO.                        DESCRIPTION

           2.1          Agreement and Plan of Reorganization dated November 5,
                        1999 by and among Red Hat, Cygnus Solutions, Miami
                        Acquisition Corp. and Michael Tiemann, as Securityholder
                        Agent (incorporated by reference from Exhibit 2.1 to Red
                        Hat's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1999)

           2.2 Agreement and Plan of Merger dated January 4, 2000 by and among Red Hat, HKS Acquisition Corp., Hell's Kitchen
                        Systems, Inc. and certain shareholders Hell's Kitchen
                        Systems, Inc. (incorporated by reference from Exhibit
                        2.2 to Red Hat's Registration Statement on Form S-1
                        (File No. 333-94775))

           99.1 Escrow Agreement dated as of January 7, 2000 by and among Red Hat, Miami Acquisition Corp., Cygnus
                        Solutions,, Michael Tiemann, as Securityholder Agent, and First Union National Bank, as Escrow Agent
                        (incorporated by reference from Exhibit 10.1 to Red
                        Hat's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1999)

           99.2 Registration Rights Agreement dated January 6, 2000 by and among Red Hat and the sellers listed therein
                        (incorporated by reference from Exhibit 10.11 to Red
                        Hat's Registration Statement on Form S-1 (File No.
                        333-94775))

           99.3 Escrow Agreement dated as of January 6, 2000 by and among Red Hat and Lawrence Weidman, as Shareholder
                        Representative

           99.4         Hell's Kitchen Systems Historical Financial
                        Statements

           99.5         Cygnus Solutions Historical Consolidated Financial
                        Statements

           99.6         Red Hat Pro Forma Consolidated Financial Statements

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Red Hat, INC.

                                 By: /s/ Matthew J. Szulik
                                     ------------------------------
                                     Matthew J. Szulik
                                     President and Chief Executive Officer

Dated:   January 21, 2000

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION

2.1 Agreement and Plan of Reorganization dated November 5, 1999 by and among Red Hat, Cygnus Solutions, Miami Acquisition Corp. and Michael
          Tiemann, as Securityholder Agent (incorporated by reference from Exhibit 2.1 to Red Hat's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1999)

2.2       Agreement and Plan of Merger dated January 4, 2000 by and among Red
          Hat, HKS Acquisition Corp., Hell's Kitchen Systems, Inc. and certain shareholders Hell's Kitchen Systems, Inc. (incorporated by reference from Exhibit 2.2 to Red Hat's Registration Statement on Form S-1 (File
          No. 333-94775))

99.1      Escrow Agreement dated as of January 7, 2000 by and among Red Hat,
          Miami Acquisition Corp., Cygnus Solutions,, Michael Tiemann, as
          Securityholder Agent, and First Union National Bank, as Escrow Agent
          (incorporated by reference from Exhibit 10.1 to Red Hat's Quarterly
          Report on Form 10-Q for the fiscal quarter ended November 30, 1999)

99.2      Registration Rights Agreement dated January 6, 2000 by and among Red
          Hat and the sellers listed therein (incorporated by reference from Exhibit 10.11 to Red Hat's Registration Statement on Form S-1 (File
          No. 333-94775))

99.3      Escrow Agreement dated as of January 6, 2000 by and among Red Hat and
          Lawrence Weidman, as Shareholder Representative

99.4      Hell's Kitchen Systems Historical Consolidated Financial Statements

99.5      Cygnus Solutions Historical Consolidated Financial Statements

99.6      Red Hat Supplemental Pooled Pro Forma Consolidated Financial
          Statements